Exhibit 10.4

ASSIGNMENT AND AMENDMENT TO SERVICES AGREEMENT

This Assignment and Amendment (the “Amendment”), effective as of August 1, 2011, among Tigris Financial Group Ltd. (“Provider”), Silver Opportunity Partners LLC (“SOP”) and Sunshine Silver Mines Corporation (“Sunshine”),

WITNESSETH:

WHEREAS, Provider and SOP entered into a Services Agreement, effective as of May 11, 2010 (the “Services Agreement”), and

WHEREAS, effective August 1, 2011, Provider will provide the Services (as such term is defined in the Services Agreement) to Sunshine, and

WHEREAS, effective August 1, 2011, SOP wishes to assign the Services Agreement to Sunshine and to amend the Services Agreement accordingly to remove SOP as the Recipient (as such term is defined in the Services Agreement), such party to be replaced by Sunshine.

NOW, THEREFORE, in consideration of the promises and covenants contained herein, the parties hereto agree as follows:

1.	The parties hereto consent to the assignment of the Services Agreement by SOP to Sunshine.

2.	The Services Agreement is hereby amended to replace SOP with Sunshine as the Recipient (as such term is defined in the Services Agreement).

3.	Section 3 (Termination) of the Services Agreement is hereby amended and restated to read, in its entirety, as follows:

3.	Termination. The term of this Agreement shall commence on the date hereof. This Agreement may be terminated upon mutual consent of the parties. Following termination of this Agreement, Recipient shall remain liable for any accrued but unpaid Fees. Sections 4, 5, 6 and 7 shall survive the termination of this Agreement.

4.	Except as specifically amended by this Amendment, the Services Agreement, including all exhibits thereto, shall remain in full force and effect.

5.	This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

[signature page to follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIGRIS FINANCIAL GROUP LTD.

By:	/s/ William Natbony
Name:	William Natbony
Title:	Chairman
SILVER OPPORTUNITY PARTNERS LLC

By:	/s/ Roger Johnson
Name:	Roger Johnson
Title:	Treasurer
SUNSHINE SILVER MINES CORPORATION

By:	/s/ Roger Johnson
Name:	Roger Johnson
Title:	CFO

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